UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 13, 2009 (February 10, 2009)

CLEAN POWER TECHNOLOGIES INC.
(Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation)	000-51716 (Commission File Number)	98-0413062 (IRS Employer Identification No.)

436-35th Avenue N.W., Calgary, Alberta, Canada T2K 0C1
 (Address of principal executive offices)               (Zip Code)

(403) 277-2944
Registrant’s telephone number, including area code

Not applicable
 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Forward-Looking Statements

Statements in this Current Report on Form 8-K (including the exhibits) that are not purely historical facts, including statements regarding Clean Power's beliefs, expectations, intentions or strategies for the future, may be "forward-looking statements" under the Private Securities Litigation Reform Act of 1995. All forward-looking statements involve a number of risks and uncertainties that could cause actual results to differ materially from the plans, intentions and expectations reflected in or suggested by the forward-looking statements. These risks and uncertainties include Clean Power's entry into new commercial businesses, the risk of obtaining financing, recruiting and retaining qualified personnel, and other risks described in Clean Power's Securities and Exchange Commission filings. The forward looking statements in this Form 8-K speak only as of the date hereof, and Clean Power disclaims any obligation to provide updates, revisions or amendments to any forward looking statement to reflect changes in the Clean Power’s expectations or future events.

Item 1.01                      Entry into a Material Definitive Agreement

On February 10, 2009, Clean Power Technologies Inc. (“Clean Power” or the “Company”) entered into a Stock Purchase Agreement (the “Purchase Agreement”) with The Quercus Trust (“Quercus”), a California Trust that purchased $2,000,000 in convertible debentures issued by the Company pursuant to an offering conducted in July 2008 (the “July Offering”).  The Purchase Agreement provided for the purchase by Quercus  of 2,222,222 shares of the Company’s Common Stock at a price of $0.45 per share, or  for an aggregate purchase price of $1,000,000 (the “Shares”).  In addition to the Shares, the Company also agreed to issue Warrants to purchase 2,777,778 shares of the Company’s Common Stock at an exercise price of $0.60 per share for 1,666,667 Warrants and at an exercise price of $0.85 per share for the remaining 1,111,111 Warrants.  Each of the Warrants has a one year term.

From the date of the Agreement until Quercus holds any of the Shares, Quercus agrees not to pledge, hypothecate, loan or enter into short sales or other hedging transactions with broker-dealers or other financial institutions.  Further, the Company agreed that for any debt, equity or equity linked private financing consummated with twelve (12) months after the Closing, Quercus shall have a pro-rata right to purchase all or a part of the private financing on the same terms and conditions, and Quercus shall be precluded from converting the debentures or from exercising the warrants previously issued to pursuant to the July Offering until Quercus has either agreed to match the terms of the said financing or five (5) days after the rejection by Quercus,  whichever shall occur later.  Quercus shall have five (5) trading days to respond to a signed and accepted term sheet by the Company.

The Company has also granted certain registration rights to Quercus requiring that the Company use its best efforts to effect as soon as possible, but in no event later than six months from the Closing, the registration of the securities purchased as would permit or facilitate the sale or distribution of all the securities in the manner and in all states reasonably requested by Quercus.

The Purchase Agreement also provided that upon the execution thereof, the Company shall immediately seek the resignation of one of its current board members and thereafter cause its board of directors to be reconstituted at five (5) members which shall include one (1) Quercus designee. Further, as per the Purchase Agreement, Quercus shall be entitled to an additional seat on the Company’s board of directors at such time as Quercus funds an additional $2,000,000, which funding is required to take place pursuant to the Agreement,  upon the Company attaining a predetermined milestone.

Quercus previously invested $2,000,000 in the Company’s Senior Secured Convertible Debentures on July 11, 2008, as previously disclosed by the Company on Current Report on Form 8-K, filed on July 16, 2008.

The Company has agreed to issue to vFinance Investments, Inc., the Company’s placement agent, Warrants to purchase an aggregate of 222,222 shares of the Company’s common stock, with the same terms and conditions as the Warrants issued to Quercus.

The Company is providing this report in accordance with Rule 135c under the Securities Act of 1933, as amended (“Rule 135c”), and the notice contained herein does not constitute an offer to sell the Company’s securities, and is not a solicitation for an offer to purchase the Company’s securities. The securities offered have not been registered under the Securities Act of 1933, as amended, and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements.

A copy of the Purchase Agreement, Registration Rights Agreement, $0.60 Warrants, and $0.85 Warrants are filed herewith as Exhibits 10.1, 10.2, 10.3 and 10.4, respectively.

Item 3.02                      Unregistered Sales of Equity Securities

See Item 1.01 above.

The Company claims an exemption from the registration requirements of the Securities Act of 1933, as amended (the “Act”) for the private placement of these securities pursuant to Section 4(2) of the Act and/or Rule 506 of Regulation D promulgated thereunder since, among other things, the transaction does not involve a public offering, the Investor is an “accredited investor” and/or qualified institutional buyer, the Investor has access to information about the Company and its investment, the Investor will take the securities for investment and not resale, and the Company is taking appropriate measures to restrict the transfer of the securities.

Item 5.02       Departure Of Directors Or Principal Officers, Election Of Directors, Appointment Of Principal Officer

On February 10, 2009, Robert Bailey resigned from the Company’s Board of Directors.  Mr. Bayley did not resign as the result of any disagreement with the Company on any matter relating to the Company’s operations, policies, or practices, but rather to effect the requirements under the Quercus Agreement to appoint one member to the Board of Directors of the Company.

As Mr. Bayley’s replacement, the Company appointed David Anthony to the Company’s Board of Directors.

Beginning in 2006, David Anthony has been acting as managing partner of 21 Ventures, LLC, a New York based company that provides seed and bridge capital to early stage technology ventures. Mr. Anthony also serves on the board of directors of Agent Video Intelligence, Orion Solar, BioPetroClean, Cell2Bet, Juice Wireless, Visioneered Image Systems, and VOIP Logic. He is an Adjunct Professor at the New York Academy of Sciences and also serves as entrepreneur-in-residence at the University of Alabama, Birmingham School of Business. Mr. Anthony received his MBA from The Tuck School of Business at Dartmouth College in 1989 and a BA in economics from George Washington University in 1982.

There are no familial relationship between or among any of the officers and directors of the Company.

Item 9.01 Financial Statements and Exhibits

9.01 (d) Exhibits

Exhibit Number	Description
10.1	Form of Stock Purchase Agreement	Filed herewith
10.2	Form of Registration Rights Agreement	Filed herewith
10.3	Form of $0.60 Warrant	Filed herewith
10.4	Form of $0.85 Warrant	Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CLEAN POWER TECHNOLOGIES INC.

Date: February 13, 2009	By:	/s/ Abdul Mitha
Name: Abdul Mitha
Title: Chief Executive Officer